UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/14/2006

CROWN MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-30700

Delaware	84-1524410
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12700 Ventura Boulevard,
Suite 200,
Studio City, California 91604
(Address of principal executive offices, including zip code)

(818) 755-2400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 14, 2006, Robert Druten, a Director of Crown Media Holdings, Inc. (the "Company"), announced his resignation from the Company's Board as a result of his retirement from Hallmark Cards, Incorporated. Mr. Druten's resignation is effective August 31, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.

Date: August 17, 2006	By:	/s/ Charles L. Stanford
Charles L. Stanford
Executive Vice President, General Counsel